UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (date of earliest event reported): January 11, 2010


                               CEL-SCI CORPORATION
               --------------------------------------------------
             (Exact name of Registrant as specified in its charter)



    Colorado                          0-11503                    84-0916344
---------------------------     -----------------------      -----------------
(State or other jurisdiction    (Commission File No.)          (IRS Employer
of incorporation)                                           Identification No.)


                         8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
  ---------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



             Registrant's telephone number, including area code: (703) 506-9460
                                                                 --------------


                                       N/A
                      -----------------------------------
                (Former name or former address if changed since last report)

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      On January 11, 2009, CEL-SCI's Chief Executive and Financial Officer determined that there were errors in its 10-Q reports which were filed during the first three quarters of its 2009 fiscal year. The errors, none of which affected the Company source or use of cash, are described below:

     o During the three months ended December 31, 2008, and March 31, 2009 deferred rent in the amount of $222,527 should have been expensed for each period. However, CEL-SCI did not expense any deferred rent for the three months ended December 31, 2008 or March 31, 2009 but instead expensed deferred rent of $667,581 during the three months ended June 30, 2009. CEL-SCI will amend its 10-Q reports to reflect deferred rent expense of 222,527 for each of these three-month periods.

     o A derivative liability in the amount of $2,852,666 associated with warrants issued in connection with CEL-SCI's June 2009 financing was recorded as equity instead of a liability. In addition, a loss of $101,166 associated with these warrants should have been expensed at June 30, 2009. CEL-SCI will amend its 10-Q report for the three months ended June 30, 2009 to correct these errors.

     o The cost, for financial reporting purposes, of $455,000 for extending the expiration date of a warrant should have been recorded as a dividend and not as an expense. CEL-SCI will amend its 10-Q report for the three months ended June 30, 2009 to correct this error.

      CEL-SCI's Chief Executive, Accounting and Financial Officer has discussed these errors with CEL-SCI's independent accountant.

      The adjustments which will be made to CEL-SCI's 10-Q reports are reflected in CEL-SCI's financial statements for the year ended September 30, 2009 and are described in Note 14 to such financial statements. It is expected that these financial statements will be filed by January 13, 2010 with CEL-SCI's Form 10-K report.

     CEL-SCI will file amended 10-Q reports as soon as practicable to reflect the correction of these errors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 13, 2010

                                 CEL-SCI CORPORATION



                                 By:   /s/ Geert R. Kersten
                                      ----------------------------------------
                                      Geert R. Kersten, Chief Executive Officer